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                                                                   EXHIBIT 10.10

                  AMENDMENT NO. 1 TO INTERCONNECTION AGREEMENT
                                 BY AND BETWEEN
                       SOUTHWESTERN BELL TELEPHONE COMPANY
                                       AND
                         BIRCH TELECOM OF MISSOURI, INC.

         The Interconnection Agreement ("the Agreement") by and between Southwestern Bell Telephone Company ("SWBT") and Birch Telecom of Missouri, Inc. ("CLEC") is hereby amended as follows:

         (1) General Terms and Conditions pages III, 31 and 32 are amended to indicate Attachment 6: Pricing-UNE Schedule of Prices and Appendix Collocation are amended November 1999 and to indicate that Attachment 25 DSL is added November 1999.

         (2) General Terms and Conditions Sections 3.1 and 3.2 are deleted and replaced with a new Section 3.1. General Terms and Conditions is attached in its entirety.

3.1 This Agreement is entered into as a result of both private negotiation between the Parties and the incorporation of some of the results of arbitration by Missouri Public Service Commission. In the event that any of the rates, terms and/or conditions herein, or any of the laws or regulations that were the basis or rationale for such rates, terms and/or conditions in the Agreement, are invalidated, modified or stayed by any action of any state or federal regulatory or legislative bodies or courts of competent jurisdiction, including but not limited to any decision by the Eighth Circuit relating to any of the costing/pricing rules adopted by the FCC in its First Report and Order, IN RE:
         IMPLEMENTATION OF THE LOCAL COMPETITION PROVISIONS IN THE TELECOMMUNICATIONS ACT OF 1996, 11 FCC Rcd 15499 (1996)(e.g., Section 51.501, et seq.), upon review and remand from the United States Supreme Court, in AT&T CORP. V. IOWA UTILITIES BD., 119 S. Ct. 721 (1999) or AMERITECH V. FCC, No. 98-1381, 1999 WL 116994, 1999 Lexis 3671 (June 1,
         1999), the affected provision shall be immediately invalidated, modified, or stayed, consistent with the action of the legislative body, court, or regulatory agency upon the written request of either Party. In such event, the Parties shall expend diligent efforts to arrive at an agreement regarding the appropriate conforming modifications to the Agreement. If negotiations fail, disputes between the Parties concerning the interpretation of the actions required or provisions affected by such governmental actions shall be resolved pursuant to the dispute resolution process provided for in this

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         Agreement. Without limiting the general applicability of the foregoing, the Parties acknowledge that on January 25, 1999, the United States Supreme Court issued its opinion in AT&T CORP. V. IOWA UTILITIES BD., 119 S. Ct. 721 (1999) and on June 1, 1999, the United States Supreme Court issued its opinion in AMERITECH V. FCC, No. 98-1381, 1999 WL 116994, 1999 Lexis 3671 (1999). The Parties further acknowledge and agree that by executing this Agreement, neither Party waives any of its rights, remedies, or arguments with respect to such decisions and any remand thereof, including its rights under this Intervening Law paragraph.

         (3) Delete Appendix Collocation and replace with Appendix Collocation revision date 090299 which is attached in its entirety.

         (4) Add Attachment 25 Digital Subscriber Line (DSL) which is attached in its entirety.

         (5) Amend Appendix Pricing UNE-Schedule of Prices to add pricing for DSL. Appendix Pricing UNE-Schedule of Prices is attached in its entirety.

         (6) This Amendment shall not modify or extend the Effective Date or Term of the underlying Agreement, but rather, shall be coterminous with such Agreement.

         (7) EXCEPT AS MODIFIED HEREIN, ALL OTHER TERMS AND CONDITIONS OF THE UNDERLYING AGREEMENT SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT, and such terms are hereby incorporated by reference and the Parties hereby reaffirm the terms and provisions thereof.

         (8) This Amendment shall be filed with and is subject to approval by the Missouri Public Service Commission ("PUC") and shall become effective ten
(10) days following approval by such PUC.

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         IN WITNESS WHEREOF, this Amendment to the Agreement was exchanged in triplicate on this 22nd day of December, 1999, by SWBT, signing by and through its duly authorized representative, and CLEC, signing by and through its duly authorized representative.

BIRCH TELECOM OF MISSOURI, INC.             *SOUTHWESTERN BELL TELEPHONE
                                              COMPANY

AECN/OCN:  8665

By:  /s/ Gregory C. Lawhon                  By:  /s/ Larry B. Cooper
   --------------------------------             --------------------------------
Title:  Senior Vice President               Title: President - Industry Markets
        ---------------------------                -----------------------------
Name:  Gregory C. Lawhon                    Name:  Larry B. Cooper
       ----------------------------                -----------------------------
            (Print or Type)                            (Print or Type)
Date:  December 20, 1999                    Date:  December 22, 1999
       ----------------------------               ------------------------------


*On January 25, 1999, the United States Supreme Court issued its opinion in AT&T CORP. V. IOWA UTILITIES BOARD, 119 S. Ct. 721 (1999) and on June 1, 1999, the United States Supreme Court issued its opinion in AMERITECH V. FCC, No. 98-1381, 1999 WL 116994, 1999 Lexis 3671 (June 1, 1999). By executing this amendment, SWBT does not waive any of its rights, remedies or arguments with respect to such decisions and any remands thereof, including its rights under Section 3.0 of the Interconnection Agreement between Birch Telecom of Missouri, Inc. and Southwestern Bell.